UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2003

SATCON TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

161 First Street Cambridge, Massachusetts	02142-1228
(Address of Principal Executive Offices)	(Zip Code)

(617) 661-0540
(Registrant’s telephone number, including area code)

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.  The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release dated December 23, 2003.

99.2	Transcript of Conference Call held on December 23, 2003.

Item 12.                                                    Results of Operations and Financial Condition.

On December 23, 2003, SatCon Technology Corporation (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year ended September 30, 2003.  A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company hosted a conference call on December 23, 2003 to review the contents of the press release and to answer questions from investors.  A transcript of this conference call is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.  The information in this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

Date: December 30, 2003	By:	/s/ Ralph M. Norwood
Ralph M. Norwood
Vice President and Chief Financial Officer